EXHIBIT 10.3
FIRST AMENDMENT TO THE
LIMITED LIABILITY COMPANY AGREEMENT
OF
BROOKFIELD DTLA FUND PROPERTIES II LLC

This First Amendment (this “Amendment”) to the Limited Liability Company Agreement of Brookfield DTLA Fund Properties II LLC, a Delaware limited liability company (the “Company”) is entered into on March 16, 2021, by and between MPG Office LLC, a Maryland limited liability company (the “Managing Member”), Brookfield DTLA Holdings LLC, a Delaware limited liability company and Brookfield DTLA Fund Properties Holding Inc., a Delaware corporation.

WHEREAS, on October 15, 2013, the Members entered into the Limited Liability Company Agreement of the Company (the “LLC Agreement”);

WHEREAS, the Members now desire to amend the LLC Agreement as provided in further detail herein; and

WHEREAS, pursuant to Section 7.3(B) of the LLC Agreement, the LLC Agreement may be amended upon the written consent of the Members.

NOW, THEREFORE, the Members hereby agree as follows:

1.Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the LLC Agreement.

2.Amendment. The number “$260,000,000” in the second sentence of Section 4.3(A) of the LLC Agreement is hereby deleted in its entirety and replaced with the number “$310,000,000”.

3.Effective Date. This Amendment shall be effective as of November 18, 2020.

4.Effect on LLC Agreement. Except as amended by this Amendment, all the terms of the LLC Agreement shall remain in full force and effect and are hereby ratified in all respects.

5.Governing Law. This Amendment shall be construed according to the internal laws, and not the laws pertaining to choice or conflict of laws (to the extent they would permit the application of the laws of any other jurisdiction), of the State of Delaware.

6.Counterparts. This Amendment may be executed in several counterparts, and all counterparts so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all of the parties are not signatories to the original or the same counterpart. To facilitate execution of this Amendment, the parties may execute and exchange counterparts of the signature pages in electronic format (including .PDF), which shall be deemed an original.

[Signature page follows]

EXHIBIT 10.3

IN WITNESS WHEREOF, the Members have executed this Amendment on the date first set forth above.

MANAGING MEMBER:

MPG OFFICE LLC

By: /s/ Michelle L Campbell
Name: Michelle L Campbell
Title: Senior Vice President & Secretary

MEMBERS:

BROOKFIELD DTLA HOLDINGS LLC

By: Brookfield DTLA GP LLC, its managing member

By: s/ Melissa Lang
Name: Melissa Lang
Title: Senior Vice President & Secretary

BROOKFIELD DTLA FUND PROPERTIES HOLDING INC.

By: /s/ Melissa Lang
Name:    Melissa Lang
Title:    Senior Vice President and Secretary